UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2012

Heelys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33182	75-2880496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas	75006
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (214) 390-1831

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2012, Heelys, Inc. (the "Company") issued a press release announcing information regarding its consolidated financial results for the third quarter ended September 30, 2012. The consolidated financial results are with respect to the Company and its consolidated subsidiaries. A copy of the press release issued in connection with the announcement is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of Section 18, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Heelys, Inc. dated November 13, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heelys, Inc. (Registrant)
November 13, 2012 (Date)	/s/ CRAIG D. STOREY Craig D. Storey Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Heelys, Inc. dated November 13, 2012.